     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Invvision Capital, Inc.
(Name of Registrant as Specified In Its Charter)

      Payment of Filing Fee (Check the appropriate box):

[X]		No fee required
[ ]		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:	NOT APPLICABLE
	2)	Aggregate number of securities to which transaction applies:	NOT APPLICABLE
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:	NOT APPLICABLE
	4)	Proposed maximum aggregate value of transaction:	NOT APPLICABLE
	5)	Total fee paid:	NOT APPLICABLE
[ ]		Fee paid previously with preliminary materials.
[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:	NOT APPLICABLE
	2)	Form, Schedule or Registration Statement No.:	NOT APPLICABLE
	3)	Filing Party:	NOT APPLICABLE
	4)	Date Filed:	NOT APPLICABLE

INVVISION CAPITAL, INC.
2100 VALLEY VIEW LANE, SUITE 100
DALLAS, TEXAS 75234
(972) 919-4774

      July 26, 2004

      Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Invvision Capital, Inc. (the “Company”) to be held at the offices of Gardere Wynne Sewell LLP located at 1601 Elm Street, Suite 3000, Dallas, Texas 75201, at 2:00 p.m., Central Daylight Savings Time, on Wednesday, August 18, 2004. At this meeting you will be asked to:

(i)	elect seven directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

(ii)	approve an amendment to the Company’s Articles of Incorporation changing the Company’s name from “Invvision Capital, Inc.” to “RG America, Inc.;”

(iii)	approve a reverse stock split of the issued and outstanding shares of the Company’s Common Stock by a ratio of between one-for-two and one-for-six, inclusive, to be made at the sole discretion of the Board of Directors;

(iv)	approve the Company’s 2004 Omnibus Stock Plan;

(v)	ratify and approve the appointment of Whitley Penn as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

(vi)	transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These matters and the procedures for voting your shares are discussed in the accompanying Notice of Meeting and Proxy Statement.

     The directors urge each stockholder, whether or not intending to attend the meeting in person, to execute the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not prevent a stockholder from voting in person at the meeting.

Sincerely,

Edward P. Rea
Chairman of the Board

Invvision Capital, Inc.
2100 Valley View Lane, Suite 100
Dallas, Texas 75234
(972) 919-4774

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2004

     The annual meeting of stockholders of Invvision Capital, Inc., a Nevada corporation (the “Company”), will be held at 2:00 p.m., Central Daylight Savings Time, on August 18, 2004, at the offices of Gardere Wynne Sewell LLP located at 1601 Elm Street, Suite 3000, Dallas, Texas 75201, for the following purposes:

(i)	to elect seven directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

(ii)	to approve an amendment to the Company’s Articles of Incorporation changing the Company’s name from “Invvision Capital, Inc.” to “RG America, Inc.;”

(iii)	to approve a reverse stock split of the issued and outstanding shares of the Company’s Common Stock by a ratio of between one-for-two and one-for-six, inclusive, to be made at the sole discretion of the Board of Directors;

(iv)	to approve the Company’s 2004 Omnibus Stock Plan;

(v)	to ratify and approve the appointment of Whitley Penn as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

(vi)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on June 23, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only those stockholders of record on that date will be entitled to notice of and to vote at the meeting.

     A complete list of the stockholders entitled to vote at the meeting will be open for inspection at the Company’s offices during normal business hours by any stockholder, for any purpose related to the meeting, for a period of ten days before the meeting.

     Your participation in the Company’s affairs is important. To insure your representation, whether or not you expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage prepaid envelope that has been provided for your convenience. Stockholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

Bruce A. Hall
Chief Financial Officer and Secretary

      July 26, 2004

Invvision Capital, Inc.

2100 Valley View Lane, Suite 100
Dallas, Texas 75234
(972) 919-4774

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Invvision Capital, Inc. (the “Company”) for use at the Company’s annual meeting of stockholders to be held at the offices of Gardere Wynne Sewell LLP located at 1601 Elm Street, Suite 3000, Dallas, Texas 75201, at 2:00 p.m., Central Daylight Savings Time, on Wednesday, August 18, 2004 (the “Meeting”), and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to the Company’s stockholders on or about July 26, 2004.

     The purpose of the Meeting is to consider and act upon (i) the election of seven directors, (ii) the approval of an amendment to the Company’s Articles of Incorporation changing the Company’s name to “RG America, Inc.,” (iii) the approval of a reverse stock split of the issued and outstanding shares of the Company’s Common Stock by a ratio of between one-for-two and one-for-six, inclusive, to be made at the sole discretion of the Board of Directors, (iv) the approval of the Company’s 2004 Omnibus Stock Plan (the “Omnibus Plan”), (v) the ratification and approval of the appointment of Whitley Penn as the Company’s auditors for the year ending December 31, 2004, and (vi) such other matters as may properly come before the Meeting or any adjournment thereof.

     The Company will bear all costs of solicitation of proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

Revocability of Proxies

      Any stockholder giving a proxy has the power to revoke it at any time before it is exercised, by delivering to the Secretary of the Company at its principal executive offices located at 2100 Valley View Lane, Suite 100, Dallas, Texas 75234, a written notice of revocation or another duly executed proxy bearing a later date. A stockholder also may revoke his or her proxy by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Record Date, Voting and Share Ownership

     Only holders of record of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), at the close of business on June 23, 2004 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share of Common Stock is entitled to one vote. On the Record Date, there were 115,963,938 shares of Common Stock outstanding and entitled to vote.

           The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast will constitute a quorum for the transaction of business at the Meeting. A proxy, if received in time for voting and not revoked, will be voted at the Meeting in accordance with the instructions contained therein. All shares represented by valid proxies, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the seven persons named under “Election of Directors,” (ii) FOR the approval of the Articles of Amendment to the Company’s Articles of Incorporation (the “Articles of Amendment”) changing the Company’s name to “RG America, Inc.,” (iii) FOR the approval of the reverse stock split, (iv) FOR the approval of the Omnibus Plan, (v) FOR the ratification and approval of the appointment of Whitley Penn as the Company’s auditors for the year ending December 31, 2004, and (vi) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Meeting. A stockholder marking the proxy “Abstain” will not be counted as voting in favor of or against the particular proposals from which the stockholder has elected to abstain.

     If a quorum exists, the affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors (Proposal One). There are no cumulative voting rights for the election of directors. Under Nevada law and the Company’s Articles of Incorporation, as amended, an amendment to the Company’s Articles of Incorporation cannot be adopted without the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of Common Stock outstanding and entitled to vote. All other matters that properly come before the Meeting must receive the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are included in vote totals and, as such, will have the same effect on each proposal, other than the election of directors, as a negative vote. Abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. Broker non-votes are not included in vote totals and, as such, will have no effect on any proposal. The holders of outstanding Common Stock are entitled to one vote per share on each matter submitted to a vote of stockholders.

PROPOSAL ONE

TO ELECT SEVEN DIRECTORS

Nominees

     At the Meeting, seven nominees are to be elected to the Board, each director to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named on the proxy and described below, the shares represented by your proxy will be voted for the election of the seven nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.

      Certain information with respect to the nominees is set forth below:

			DIRECTOR
NAME	POSITION	AGE	SINCE
J. Kenneth Dunn	None	45	N/A
Ralph Hunter	None	66	N/A
Cecil W. Jones	None	45	N/A
Edward P. Rea	Chairman of the Board and	63	2001
	Director
John E. Rea	Chief Executive Officer and	38	2001
	Director
James A. Rea	Chief Operating Officer and	36	2004
	Director
D. Yale Sage	None	50	N/A

      J. Kenneth Dunn is currently the President of Rainier Capital Management, a banking and financial consulting firm, which he formed in 2003. From 1994 to 2002, Mr. Dunn was a partner with Meridian Capital Management, a real estate management firm. Prior to that, from 1988 to 1994, Mr. Dunn was Executive Vice President of Hampton Real Estate Group, a real estate management company which owned and/or controlled approximately 10,000 apartment units and 1,500,000 square feet of commercial property. Mr. Dunn was employed as a commercial loan officer from 1982 to 1988 with First National Bank of Commerce in New Orleans, Louisiana and Banc Texas in Dallas, Texas in the general business and real estate lending divisions. Mr. Dunn received his Masters of Business Administration degree from the University of Arkansas in 1982.

      Ralph Hunter has been the President of Hunter-Gray Financial Services, Inc., an Ontario-based financial and investment planning firm, since 1998. Mr. Hunter has extensive experience in the insurance industry and from 1960 to 1998 was President and Chief Executive Officer of Hunter Insurance Brokers, Ltd., an Ontario-based general insurance brokerage firm specializing in commercial and personal insurance services. Mr. Hunter is past President of the City of Mississauga Insurance Brokers Association and in 2003, was awarded the Queen of England’s Jubilee Award in recognition of community service.

     Cecil W. Jones has been a shareholder with Payne Falkner Smith & Jones, P.C., a public accounting firm located in Dallas, Texas, since 1996. From 1986 to 1996, Mr. Jones was employed by Fisk & Robinson, P.C. and from 1992 to 1996 was a shareholder of such firm. Prior to that, he was a Senior Auditor with Shelby, Rucksdashel & Jones from 1984 to 1986 and from 1982 to 1984 was a member of the audit and tax departments of Bailey, Tole, Burcham and Company. Mr. Jones is a member of the American Institute of Certified Public Accountants and the Texas State Board of Public Accountancy. Mr. Jones received a B.S.B.A. in accounting from Missouri Western State College.

      Edward P. Rea has been our Chairman of the Board and a director since April 2001. He has also been an independent business consultant since 1998. Mr. Rea is the father of our Chief Executive Officer and director, John E. Rea, and our Chief Operating Officer and director, James A. Rea.

      John E. Rea was elected Chief Executive Officer in December 2003. He was previously the Company’s President and has been a member of the Board since April 2001. Mr. Rea previously served as President of The Crafter’s Marketplace, Ltd., which operates a chain of retail stores operating in Canada, beginning in 1998. He attended Southern Methodist University. Mr. Rea is the brother of our Chief Operating Officer and Director, James A. Rea, and the son of our Chairman of the Board, Edward P. Rea.

      James A. Rea has been our Chief Operating Officer since December 2003 and has been a director since March 2004. Mr. Rea previously served as our President from December 2003 to June 2004. Prior to joining us, he was President and Chief Operating Officer of The Restoration Group, Inc. from June 2001 through December 2003. Mr. Rea was President of Tenax, Inc., a home building company, from February 1999 through June 2001. He was the Vice President of Construction for Matthews Southwest from 1996 through February 1999. Mr. Rea attended Texas Tech University. Mr. Rea is the brother of our Chief Executive Officer and Director, John E. Rea, and the son of our Chairman of the Board, Mr. Edward P. Rea.

     D. Yale Sage is currently President of Claridge Capital Partners, LP, a privately owned merchant bank located in Dallas, Texas, and Chief Executive Officer of Claridge Health Partners, LP, a rehabilitation services company. From 2001 to 2004, Mr. Sage was Director of Business Development of Stonegate Securities, Inc., an investment banking and research firm. Prior to that, from 1999 to 2001, he was Vice President, Finance & Development of Probex Corporation, a publicly traded re-refining technology development company located in Dallas, Texas. From 1997 to 1999, he was President and Chief Executive Officer of Claridge Capital Corporation. Mr. Sage received a Bachelor of Business Administration, Finance from the University of Texas at Austin in 1980.

Required Vote

     The seven nominees for election as directors who receive the greatest number of votes will be elected as directors. The Board recommends that the stockholders vote for the election of each of the nominees listed above.

PROPOSAL TWO
TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
CHANGING THE COMPANY’S NAME

      At the Meeting, you will be asked to consider and vote upon a proposal to approve the Articles of Amendment to change the Company’s corporate name to “RG America, Inc.” If the stockholders approve the name change, then the Board intends to file the Articles of Amendment with the Secretary of State of Nevada, which will become effective immediately upon acceptance of filing by the Secretary of State of Nevada. The Board presently intends to file the Articles of Amendment promptly after the Company’s stockholders have approved it.

      The Board has approved and recommends that the stockholders approve a proposal to change the name of the Company to “RG America, Inc.” The Board believes that the change of our name is in the best interests of the Company and its stockholders because it better reflects our business and the names of the Company’s operating subsidiaries. In late 2003, the Company acquired the RG America family of companies which is comprised of Restoration Group America 2003, Inc., a non-operating entity, and its three wholly-owned operating subsidiaries: RG Insurance Services, Inc. (“RGIS”), RG Risk Management, Inc. and RG Restoration, Inc. and one wholly-owned non-operating subsidiary, Restoration Group America, Inc. (“RGA”).

      If the name change is approved by the stockholders, it will not affect in any way the validity of currently outstanding shares of Common Stock. Share certificates will continue to represent the same number of shares and remain authentic, and it will not be necessary for the stockholders to surrender share certificates to effect the name change. Our Common Stock is currently quoted on the OTC Bulletin Board under the symbol “INVA.OB.” Concurrent with the effectiveness of the name change, the stock symbol for the Common Stock on the OTC Bulletin Board will change. The new symbol will be assigned to us immediately prior to the effective date of the name change. In addition, the Common Stock will be assigned a new CUSIP number immediately before the effective date of the name change. The Company will make a public announcement of the new stock symbol shortly after the effective date of the name change.

      While the Board has determined that implementation of the name change is in the best interests of the Company and the stockholders, the adoption of the name change may generate some confusion among certain investors, suppliers and customers. In addition, the name change will cause the Company to incur certain costs. The Board believes, however, that any potential confusion and costs associated with the name change will be minimal and are outweighed by the benefits of the name change.

Required Vote

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the proposed Articles of Amendment changing the Company’s name. The Board recommends a vote for the proposal to approve the Articles of Amendment to change the Company’s name.

PROPOSAL THREE

TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES
OF INCORPORATION TO EFFECT A REVERSE SPLIT
OF THE OUTSTANDING SHARES OF OUR COMMON STOCK

      Our Board has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our Articles of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of between one-to-two and one-for-six, inclusive. Even if our stockholders approve a reverse stock split, the Board would retain the discretion to decide whether to effect a reverse stock split at all, when to effect a reverse split and the exchange ratio for the reverse split within the range stated above. The Board would also have discretion to select a record date and a date for the reverse stock split to take effect.

      If the reverse stock split is approved by our stockholders and implemented, the number of outstanding shares of Common Stock as well as issued but not outstanding treasury stock on the effective date of the reverse stock split will be reduced by a factor of between two and six, depending on the ratio ultimately determined by the Board. We will not issue fractional shares in connection with the reverse stock split. Any stockholder who otherwise would be entitled to receive fractional shares as a result of the reverse stock split will have their shares rounded up to the nearest whole share.

      The reverse stock split will not change the current per share par value of our Common Stock or change the current number of authorized shares of Common Stock. The effective date of the reverse stock split will be selected by the Board.

Reasons for the Reverse Stock Split

     At a meeting held in June 2004, our Board reviewed our current business and financial performance and the recent trading range of our Common Stock. The Board determined that a reverse stock split was desirable in order to encourage greater investor interest in our Common Stock.

      Our Board believes that the current market price of our Common Stock may impair its acceptability to many investors, including institutional investors, professional investors and other members of the investing public and that the reverse stock split will encourage greater interest in our Common Stock by the investment community. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of Common Stock, and our Board believes that the reverse stock split would increase the attractiveness of the Common Stock to the investment community and possibly promote greater liquidity for our existing stockholders.

      Our Board also took into consideration a number of negative factors associated with reverse stock splits, including: the negative perception of reverse stock splits held by many investors, analysts and other stock market participants; the fact that the stock price of some companies that have recently effected reverse stock splits has subsequently declined back to pre-reverse split levels; the fact that having a greater number of outstanding shares aids employee retention and recruitment by allowing a company to offer option grants for a larger absolute number of shares; and the costs associated with implementing the reverse stock split. The Board, however, determined that these negative factors were outweighed by the intended benefits described above.

      There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of our Common Stock immediately after the effective date of the proposed reverse stock split would be maintained for any period of time or that such market price would increase in proportion to the reverse stock split ratio. There can also be no assurance that the reverse stock split will not further adversely impact the market price of our Common Stock. In addition, it is possible that the liquidity of our Common Stock will be adversely affected by the reduced number of shares outstanding after the reverse stock split.

      The determination by the Board of whether or not to implement the reverse stock split, if approved by our stockholders, will be based upon a number of factors, including, but not limited to, market conditions, existing and expected trading prices for the Common Stock and the likely effect of business developments on the market price of Common Stock.

Implementation and Effects of the Reverse Stock Split

      If the stockholders approve the reverse stock split at the Meeting and the reverse stock split is implemented, our Articles of Incorporation will be amended by filing Amended and Restated Articles of Incorporation with the Nevada Secretary of State. As a result of the reverse stock split, shares of Common Stock (including treasury stock) outstanding on the effective date of the reverse stock split (the “Old Common Stock”) will be automatically reduced to a certain number of shares of Common Stock, depending upon the reverse stock split ratio selected by the Board (the “New Common Stock”).

      We will not issue fractional shares in connection with the reverse stock split. Any stockholder who otherwise would be entitled to receive fractional shares because the number of shares of Common Stock they hold is not evenly divisible by the reverse stock split ratio will have their shares rounded up to the nearest whole share.

      The Old Common Stock is currently registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the status of our Common Stock under the Exchange Act or the quotation of our common stock on the NASD Over-the-Counter Bulletin Board system. Following the reverse stock split, our Common Stock will continue to be registered under the Exchange Act and will continue to be quoted on the NASD Over-the-Counter Bulletin Board system, but a new trading symbol will be assigned to our Common Stock if our name is changed to “RG America, Inc.” See Proposal Two - Change of Corporate Name.

      The rights and privileges of the holders of shares of Common Stock will be unaffected by the reverse stock split. The reverse stock split will not affect proportionate voting rights and other rights of holders of our Common Stock, other than as a result of the elimination of fractional shares. For example, a holder of 2% of the voting power of the outstanding shares of Old Common Stock immediately prior to the effective date of the reverse stock split will continue to hold 2% of the voting power of the outstanding shares of New Common Stock after the reverse stock split.

      The par value of our Common Stock will remain at $0.001 per share following the reverse stock split. Consequently, the aggregate par value of the issued and outstanding Common Stock will be reduced. If approved and implemented, the reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of New Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

      As of the Record Date, we had 115,963,938 shares of Common Stock issued and outstanding. If the reverse stock split is approved and the Board determines to implement a one-for-two reverse stock split, we would have approximately 57,981,969 shares of Common Stock issued and outstanding immediately following the stock split. If the reverse stock split is approved and a one-for-six reverse stock split is implemented, we would have 19,327,323 shares of Common Stock issued and outstanding immediately following the stock split. We anticipate that the actual number of shares outstanding after the reverse split will be slightly more than the number determined by dividing the number of outstanding shares prior to the reverse split by the reverse split ratio due to the rounding up of fractional shares to the nearest whole number share.

      If the reverse stock split is approved and implemented, adjustments will be made under our outstanding warrants and the Omnibus Plan, assuming it is approved by the stockholders at the Meeting, in accordance with the terms thereof.

      Notwithstanding the receipt of stockholder approval for the reverse stock split, the Board retains the authority, at any time prior to the filing of Amended and Restated Articles of Incorporation effecting the reverse stock split with the Nevada Secretary of State, to abandon such Amended and Restated Articles of Incorporation and not effect the reverse stock split. If stockholders approve the reverse stock split at the Meeting, unless the Board elects to abandon the reverse stock split, the reverse stock split will become effective on the date the Amended and Restated Articles of Incorporation effecting the reverse stock split is filed with the Nevada Secretary of State. Unless the Board elects to abandon the reverse stock split, the reverse stock split will be effected no later than October 31, 2004.

      Under Nevada law, stockholders are not entitled to dissenter’s rights with respect to the reverse stock split.

Potential Anti-Takeover Effect

     The number of authorized shares of our Common Stock and Preferred Stock will not be affected as a result of the reverse stock split. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

Exchange of Stock Certificates Following Implementation of the Reverse Stock Split

      If the reverse stock split is approved and implemented, stockholders will be required to exchange their stock certificates representing Old Common Stock for new certificates representing New Common Stock. Stockholders of record on the effective date of the reverse stock split will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by our transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder advising of the procedure for surrendering certificates representing shares of Old Common Stock in exchange for new certificates representing ownership of New Common Stock.

      YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

      As soon as practicable after the surrender to the transfer agent of any certificate which represents shares of Old Common Stock, together with a duly executed letter of transmittal and any other documents the transfer agent may require you to provide, the transfer agent shall deliver to the person in whose name the certificate for Old Common Stock had been issued, certificates registered in the name of such person representing the appropriate number of shares of New Common Stock. Each certificate representing shares of New Common Stock will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of Old Common Stock held prior to the reverse stock split.

      Any certificate held by you prior to the reverse stock split which represented shares of Old Common Stock shall be deemed at and after the effective date of the reverse stock split to represent the number of full shares of New Common Stock. Until you have surrendered your stock certificates for exchange, you will not be entitled to receive any dividends or other distributions that may be declared and payable by us to holders of record of Common Stock.

      If your certificate for Old Common Stock has been lost, destroyed or stolen, you will be entitled to receive a certificate representing the shares of New Common Stock into which your shares of Old Common Stock are to be converted upon compliance with our and the transfer agent’s procedures for issuing replacement certificates when original certificates are lost, stolen or destroyed.

Federal Income Tax Consequences

      The following description of the material United States federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (for example, non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

      In general, we believe that because the reverse stock split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, a stockholder who receives solely New Common Stock will not recognize gain or loss on the exchange. In the aggregate, such a stockholder’s basis in the New Common Stock will equal the stockholder’s basis in the Old Common Stock. We will not recognize any gain or loss as a result of the reverse stock split.

Required Vote

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the reverse stock split. The Board recommends a vote for the proposal to approve the reverse stock split.

PROPOSAL FOUR
TO APPROVE THE 2004 OMNIBUS STOCK PLAN

Introduction

     We view employee equity ownership as a significant motivation for our employees to maximize value for our stockholders. We believe that the grant of stock options and other stock-based awards provides a long-term incentive for employees to contribute to our growth. In addition, we value awards which establish a direct link between compensation and stockholder return, such as stock options (which only yield value to the extent that our stock price appreciates) and performance-based awards (which require the attainment of specified performance goals in order for the recipient to realize value). We also feel that it is important for equity and equity-based awards to be made to a cross section of our employees, including, but not limited to, our executive officers as well as non-employee directors and consultants. Consequently, we feel that it is important to insure that we will be able to continue to provide equity and equity-based compensation to our employees, directors and consultants in the future.

General

     On June 23, 2004, the Board approved the Omnibus Plan, subject to stockholder approval. A copy of the Omnibus Plan is attached as Appendix A to this proxy statement, and the following description of the material terms of the Omnibus Plan is qualified in its entirety by the complete text of the plan.

     The Omnibus Plan is intended to promote the interests of the Company and its stockholders by providing officers and other employees with incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individual officers, other employees, consultants, advisors and non-employee directors in fulfilling their personal responsibilities for long-range achievements.

     The Omnibus Plan is intended to permit the grant of performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, which generally limits the deduction that the Company may take for compensation of its Chief Executive Officer and four other most highly compensated executive officers who are serving at the end of the year. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. Among these requirements is a requirement that the material terms pursuant to which the performance-based compensation is to be paid be disclosed to and approved by the stockholders. Accordingly, if the Omnibus Plan is approved by stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, performance-based compensation paid to covered officers pursuant to the Omnibus Plan will not fail to be deductible due to the operation of Section 162(m).

Description of Principal Features of the Omnibus Plan

     Types of Awards. The following five types of awards may be granted under the Omnibus Plan: stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), stock appreciation rights, restricted stock, performance units, and other equity-based awards valued in whole or in part by reference to, or otherwise based on, the Common Stock.

     Shares Available. There are reserved for issuance under the Omnibus Plan a total of 30,000,000 shares of Common Stock, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, subdivision reorganization, merger, consolidation, combination, repurchase or share exchange or other similar corporate transaction or event. Shares subject to an award that remain unissued upon the cancellation or termination of the award will again become available for award under the Omnibus Plan, as shall any shares subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations and previously owned shares surrendered to the Company as payment of the exercise price of an option or to satisfy tax withholding obligations. In addition, to the extent an award is paid or settled in cash, the number of shares previously subject to the award shall again be available for grants pursuant to the Omnibus Plan. Under the Omnibus Plan, the maximum number of shares of Common Stock that may be awarded to a participant in any calendar year in the form of stock options and the maximum number of shares of Common Stock that may be awarded to a participant in any calendar year in the form of stock appreciation rights is 500,000 (subject to equitable adjustment). No more than 15,000,000 of the total number of shares of Common Stock available for awards under the Omnibus Plan will be issued as restricted stock.

     Administration and Eligibility. The Omnibus Plan will be administered by a committee of two or more non-employee directors designated by the Board (the “Committee”). Officers of the Company, other employees, non-employee directors and consultants and advisors to the Company are eligible to receive awards under the Omnibus Plan at the discretion of the Committee.

     Exercisability and Vesting. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Committee may determine, as reflected in the applicable award agreement.

     Stock Options. Options entitle the participant to purchase shares of Common Stock during a specified period at a purchase price specified by the Committee (at a price not less than 100% of the fair market value of the common stock on the day the option is granted). Each option granted under the Omnibus Plan will have a maximum term of ten years from the date of grant, or such lesser period as the Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price, by tendering shares of common stock with a fair market value equal to the option price or by other methods in the discretion of the Committee.

     Stock Appreciation Rights. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. Stock appreciation rights generally permit the participant to receive cash or Common Stock equal to the difference between the exercise price of the stock appreciation right (which must equal or exceed the fair market value of the Common Stock at the date of grant) and the fair market value of the Common Stock on the date of exercise.

     Restricted Stock. The Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock.

     Performance Units. An award of performance units under the Omnibus Plan entitles the participant to future payments of cash, Common Stock or a combination of both, as determined by the Committee, based upon the achievement of pre-established performance targets. These performance targets may be based upon one or more of the following business criteria: earnings or earnings per share before income tax (profit before taxes); earnings before interest, taxes, depreciation and amortization; net earnings or net earnings per share (profit after taxes); inventory, total or net operating asset turnover; accounts receivable (measured in terms of days sales outstanding); operating expenses; operating profit; total shareholder return; return on equity; pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis; profit before taxes or profit after taxes less the Company’s cost of capital; or sales growth. The business criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to the Company, an affiliate, a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The business criteria may also be subject to a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made and a maximum level of performance above which no additional payment will be made. The Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award at such times and under such circumstances as it deems appropriate.

     Other Awards. Other forms of awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other awards under the Omnibus Plan. For example, the Omnibus Plan will permit the grant of performance-based awards denominated in shares and with respect to which participants may earn a range of shares, depending upon the actual level of performance. Subject to the provisions of the Omnibus Plan, the Committee will have sole and complete authority to determine the persons to whom and the time or times at which such other awards shall be granted, the number of shares of Common Stock to be granted pursuant to such other awards and all other conditions of such awards.

      Amendment and Termination of the Plan. The Omnibus Plan may be amended, terminated or suspended by the Board at any time. The Omnibus Plan will terminate not later than the ten-year anniversary of its effective date. However, awards granted before the termination of the Omnibus Plan may extend beyond that date in accordance with their terms.

Adjustments Resulting from Reverse Stock Split

      If the reverse stock split is approved by our stockholders at the Meeting, and the Board exercises its discretion under Proposal Three to effect a reverse stock split, that reverse stock split will automatically reduce the number of shares of Common Stock available for issuance under the Omnibus Plan, consistent with the reverse split exchange ratio selected by the Board. Thus, for example, if 30,000,000 shares of Common Stock are available for issuance under the Omnibus Plan before the reverse stock split, as proposed in this Proposal Four, the reverse split would have the following effect on the number of shares available:

  If a one-for-two reverse split is implemented, the number of option shares available would equal 15,000,000.
  If a one-for-four reverse split is implemented, the number of option shares available would equal 7,500,000.
  If a one-for-six reverse split is implemented, the number of option shares available would equal 5,000,000.

Certain Federal Income Tax Consequences

     Set forth below is a discussion of certain United States federal income tax consequences with respect to certain awards that may be granted pursuant to the Omnibus Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Omnibus Plan.

     Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of Common Stock are issued to a participant pursuant to the exercise of an ISO and the participant does not dispose of the shares within the two-year period after the date of grant and within one year after the receipt of the shares by the participant (a “Disqualifying Disposition”), then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option and (ii) upon sale of the underlying shares, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. If shares acquired upon the exercise of an ISO are disposed of in a Disqualifying Disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated for tax purposes as an NQSO, as discussed below.

     Nonqualified Stock Options. Generally, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant’s basis in such shares. The participant’s basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

     Restricted Stock. A participant will not recognize any income upon the receipt of restricted stock, unless the participant elects under Section 83(b) of the Internal Revenue Code, within 30 days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares.

     Stock Appreciation Rights. The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

     Other Awards. In general, participants will recognize ordinary income upon the receipt of shares or cash with respect to other awards granted under the Omnibus Plan and the Company will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

Required Vote

     The approval of the Omnibus Plan requires the affirmative vote of not less than a majority of the votes cast at the Meeting. The Board recommends that the stockholders vote for approval of the Omnibus Plan.

PROPOSAL FIVE
TO RATIFY AND APPROVE THE SELECTION OF INDEPENDENT AUDITORS

     Whitley Penn has served as our independent auditors since April 28, 2004. The Board has selected the firm to continue in this capacity for the current fiscal year ending December 31, 2004. A representative of Whitley Penn is expected to attend the Meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the Meeting.

     Notwithstanding the selection of Whitley Penn, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and the stockholders.

     Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of auditors and accordingly is submitting a proposal to ratify the selection of Whitley Penn. If the stockholders should fail to approve this proposal, the Board will consider the selection of another auditing firm.

Required Vote

     The approval of the appointment of Whitley Penn as our independent auditors requires the affirmative vote of not less than a majority of the votes cast at the Meeting. The Board recommends that the stockholders vote for the ratification of the selection of Whitley Penn to serve as our independent auditors for the year ending December 31, 2004.

OTHER INFORMATION

Board and Committee Activity, Structure and Compensation

      The Company’s business is managed by, and under the direction of, the Board and its committees. The Board establishes corporate policies, approves major business decisions and monitors the performance of our management. Our full-time officers and executive employees perform our day-today management functions and operating activities. The Board met four times during the year ended December 31, 2003, and took action seven times by means of unanimous written consent. Each director attended all of the meetings. The Board currently has appointed two committees: the Compensation Committee and the Audit Committee.

Compensation Committee

      The Company maintains a Compensation Committee of the Board. The Compensation Committee is responsible for the review of, and making recommendations to, the Board on all matters relating to compensation and benefits provided to our executive officers. The Compensation Committee, currently comprised of Michael A. Jenkins, Paul S. Johnson and Edward P. Rea, was not constituted until March 2004 and as a result did not meet during 2003.

Audit Committee

      The Audit Committee assists the Board in exercising its fiduciary responsibilities for oversight of audit and related matters, including corporate accounting, reporting and control practices. It is also responsible for recommending to the Board the independent auditors to be engaged by the Company for the following fiscal year. The Audit Committee, comprised of Messrs. Jenkins and Johnson, was not constituted until March 2004 and as a result did not meet during 2003. The Board has adopted a written charter for the Audit Committee effective July 13, 2004, a copy of which was attached to this proxy statement as Appendix B. The Audit Committee will meet periodically with our management, financial personnel and the independent auditors to review our internal accounting controls and auditing and financial reporting matters. All of the current members of the Audit Committee are independent in accordance with the existing requirements of NASDAQ’s listing standards.

Audit Committee Financial Expert

      Our Board has determined that we do not currently have an audit committee financial expert serving on our Audit Committee. We have not been able to attract an individual who would be considered an audit committee financial expert because we do not currently maintain directors and officers liability insurance. Such insurance coverage is expensive, and although we have recently applied for such insurance, we have not yet obtained this coverage. We hope that this will then allow us to attract an individual to serve on our Board and the Audit Committee who would qualify as an audit committee financial expert.

Director Compensation

      We do not currently pay any remuneration to our non-employee directors, although in March 2004, we issued 100,000 restricted shares of Common Stock to each of Messrs. Jenkins and Johnson upon their appointment to the Board.

Executive Officers

      The following table sets forth the name, age and offices held by each of our executive officers and directors. Members of the Board are elected and serve for one-year terms or until their successors are elected and qualify. All of our officers serve at the pleasure of the Board. There are no arrangements or understandings with respect to the selection of our officers and directors.

Name	Age	Position with the Company
John E. Rea	38	Chief Executive Officer and Director
James A. Rea	36	Chief Operating Officer and Director
Richard S. Nelson	56	President
Bruce A. Hall	48	Chief Financial Officer and Secretary
Robert A. England	42	Chief Technology Officer
Kevin L. Dahlberg	41	Vice President – Investor Relations
John N. Brobjorg	46	Corporate Controller
Evelyn M. Rawls	43	President of RGIS
Edward P. Rea (2)	63	Chairman of the Board of Directors and Director
Paul S. Johnson (1,2)	70	Director
Michael A. Jenkins (1,2)	62	Director
Michael E. Mayor	42	Director

1)	Audit Committee member.

2)	Compensation Committee member.

      The biographies for Messrs. Rea, Rea and Rea are found under Proposal One on page 4 of this proxy statement.

Richard S. Nelson, President

     Richard S. Nelson has been our President since June 2004. He previously served as our Executive Vice President - Marketing from February 2004 to June 2004. Prior to joining us, from September 2003 through February 2004, Mr. Nelson was the Chief Executive Officer of Mosquito Control Systems, L.P., a Dallas, Texas-based pest control firm. From September 2002 through September 2003, he headed Richard Nelson & Associates, a business consulting firm. From June 1992 through September 2002, he was Senior Vice President of WebLink Wireless, Inc., f/k/a PageMart Wireless, Inc., a publicly held wireless communication carrier. He also held several executive positions at AMR Corporation. Mr. Nelson earned a Bachelor of Arts degree from Northwestern University in Chicago, Illinois and a Masters of Business Administration degree from the University of Dallas in Dallas, Texas.

Bruce A. Hall, Chief Financial Officer and Secretary

      Mr. Hall has been our Chief Financial Officer and Secretary since May 2004. Mr. Hall is a senior financial executive with extensive experience serving as a CFO and in related financial management positions in the real estate development, energy, consulting and manufacturing industries. He has held senior level positions at Recognition Equipment, Inc., Harris Adacom Corporation and Probex Corporation. He has also been a senior financial and management consultant and multi-family housing developer and began his career in public accounting with Arthur Young & Company, a predecessor of Ernst & Young LLP. Mr. Hall holds both CPA (Certified Public Accountant) and CMA (Certified Management Accountant) designations and is a graduate of the University of Texas at Austin.

Robert A. England, Chief Technology Officer

      Robert A. England has been our Chief Technology Officer since December 2003. He was previously the Chief Technology Officer and Chief Production Manager at Restoration Group America 2003, Inc. from April 2003 to December 2003. Prior to that, he was employed by Motorola, Inc. as a Global Account Manager from May 1999 through March 2003. Mr. England was a Senior Integration Manager for Sabre Holdings Corporation from 1986 until May 1999. He earned a Bachelor of Science degree in Computing and Information Sciences from Oklahoma State University in 1986. Mr. England is also a licensed all-lines insurance adjuster.

Kevin L. Dahlberg, Vice President – Investor Relations

     Kevin L. Dahlberg has been our Vice President – Investor Relations since June 2004. Prior to that, he served as our Senior Vice President – Finance since December 2003. He was previously employed with Moore Remodeling & Construction, L.P. and Mosquito Control Systems, L.P. as a principal and partner from September 2002 through December 2003. Prior to that, Mr. Dahlberg was employed by Hillwood Investments, a Perot Company, from March 2000, through August 2002 as a Vice President. Prior to his tenure at Hillwood, Mr. Dahlberg was employed at Archon Financial, a Goldman Sachs company, as a Vice President and Commercial Real Estate Lending Underwriter from November 1997 through September 1999. Mr. Dahlberg obtained a Bachelor of Arts in Business Administration degree from Baylor University with majors in Entrepreneurship, Management and Real Estate in 1985. He also holds Series 6, Series 7 and Series 63 Securities Licenses.

John N. Brobjorg, Corporate Controller

     John N. Brobjorg has been our Corporate Controller since July 2004. Mr. Brobjorg is a financial executive with extensive experience as a corporate controller and in related financial management positions in the hi-tech, manufacturing, energy, clinical laboratory and consulting industries. He has held senior level positions at Probex Corporation, Praxair Inc., Corning Clinical Laboratories, Convex Computer Corporation and Amsoil, Inc. Mr. Brobjorg holds a CMA designation and earned a Master of Arts degree in International Business from the University of Texas and a Bachelor of Arts degree in Economics and a Senior Accounting Certificate from the University of Minnesota.

Evelyn M. Rawls, President of RGIS

      Evelyn M. Rawls has been the President of RGIS since September 2003. She previously served as the Company’s Vice President - Insurance Operations from December 2003 to June 2004. Ms. Rawls was Vice President of Merit Insurance Services, Inc. from August 1999 until September 2003. Prior to that, she was Assistant Vice President at Hilb Rogal & Hamilton Company from September 1995 until August 1999.

Paul S. Johnson, Director

     Paul S. Johnson has been a member of our Board since February 2004. Mr. Johnson retired from the U.S. Naval Reserves in 1991 with the rank of 2-star admiral. From July 1989 to the present, he has been employed by American East as a Captain on Boeing 727 aircraft. He is a graduate of Iowa State University where he obtained a Bachelors of Science degree.

Michael A. Jenkins, Director

      Michael A. Jenkins has been a member of our Board since March 2004. He is currently President of Leisure and Recreation Concepts, Inc. (“LARC”), a design and consulting firm located in Dallas, Texas. He has been President of LARC since 1970. Additionally, Mr. Jenkins has been President and Managing Director of Dallas Summer Musicals, Inc., a musical theater company, since 1974. Mr. Jenkins attended Baylor University from 1960 to 1963.

Michael E. Mayor, Director

     Michael E. Mayor has been a member of our Board since March 2004. He was employed by Mars, Inc. in various positions since 1986. Mr. Mayor is a 1984 graduate of Sam Houston State University in Huntsville, Texas where he obtained a Bachelor of Arts in Business Administration degree. He is currently enrolled as a candidate for a Masters of Business Administration degree at Thomas More College. Mr. Mayor is expected to graduate in August 2004.

Common Stock Ownership of Certain Beneficial Owners and Management

      The following table sets forth as of the Record Date the number of shares of Common Stock beneficially owned by (i) each person who is known to us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each current director and executive officer and (iii) all directors and executive officers as a group. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned.

	NUMBER OF	PERCENTAGE OF
NAME	SHARES(1)	CLASS

DKWFLP LP	19,200,000	16.6%
2100 Valley View Lane, Suite 100
Dallas, Texas 75234

Jades Family LP	19,200,000	16.6%
2100 Valley View Lane, Suite 100
Dallas, Texas 75234

Edward P. Rea (2)	3,508,457	3.0%

Paul S. Johnson	117,250	*

Michael A. Jenkins	105,000	*

Michael E. Mayor	505,041	*

John E. Rea (3)	19,203,750	16.6%

James A. Rea (4)	19,332,910	16.7%

Richard S. Nelson	—	*

Bruce A. Hall	—	*

Robert A. England	130,400	*

Kevin L. Dahlberg	92,400	*

John N. Brobjorg	—	*

Evelyn M. Rawls	—	*

All directors and executive officers as a
group (12 persons)(5)	40,427,458	34.9%

(*)	Less than 1 percent

(1)	Includes all shares of Common Stock with respect to which each person or entity directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares or to dispose or direct the disposition of such shares.

(2)	Includes (i) 459,337 shares of Common Stock owned by Rea Capital Corporation, (ii) 2,011,820 shares owned by Rea Brothers, Ltd. and (iii) 1,023,800 shares owned by The Crafters Marketplace, Ltd. Edward P. Rea is Chairman of Rea Capital Corporation, Rea Brothers, Ltd. and The Crafters Marketplace, Ltd.

(3)	Represents 19,200,000 shares owned by J2 Family LP and 3,750 shares owned by members of John E. Rea’s immediate family. John E. Rea is a limited partner of J2 Family LP and the President and the sole shareholder of its general partner.

(4)	Represents (i) 10,705 shares of Common Stock owned by Tenax, Inc., (ii) 20,705 shares owned by JR Holdings, Inc., (iii) 100,000 shares owned by JAAVBR, L.P. and (iv) 1,500 shares owned by members of James A. Rea’s immediate family. James A. Rea is President of Tenax, Inc. and JR Holdings, Inc. and is a limited partner of JAAVBR, L.P.

(5)	Includes (i) 459,337 shares of Common Stock owned by Rea Capital Corporation, (ii) 2,011,820 shares owned by Rea Brothers, Ltd., (iii) 1,023,800 shares owned by The Crafters Marketplace, Ltd., (iv) 19,200,000 shares owned by J2 Family LP, (v) 3,750 shares owned by members of John E. Rea’s immediate family, (vi) 10,705 shares owned by Tenax, Inc., (vii) 20,705 shares owned by JR Holdings, Inc., (viii) 100,000 shares owned by JAAVBR, L.P. and (ix) 1,500 shares owned by members of James A. Rea’s immediate family.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following information sets forth information with respect to the cash compensation awarded to, earned by or paid to our Chief Executive Officer for services rendered during the fiscal years indicated. None of our other executive officers earned more than $100,000 during the fiscal year ended December 31, 2003.

	ANNUAL COMPENSATION				LONG TERM COMPENSATION

					Awards			Payouts
NAME AND					Restricted	Securities
PRINCIPAL				Other Annual	Stock	Underlying	LTIP	All Other
POSITION	Year	Salary	Bonus	Compensation	Awards	Options/SARS	Payout	Compensation

John E. Rea,	2003	—	—	—	—	—	—	—
Chief Executive
Officer
	2002	—	—	—	—	—	—	—

Option Grants in Last Fiscal Year

     There were no stock options granted to any of our executive officers during the year ended December 31, 2003.

2003 Option Exercises and Year-End Option Values

      We do not currently have any outstanding options to purchase our securities that have been granted to any of our executive officers.

Equity Compensation Plan Information

     The following table sets forth information about the Common Stock that may be issued upon exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2003. There are no equity compensation plans currently existing.

	NUMBER OF	WEIGHTED-	NUMBER OF SECURITIES
	SECURITIES TO	AVERAGE	REMAINING AVAILABLE
	BE	EXERCISE	FOR
	ISSUED UPON	PRICE OF	FUTURE ISSUANCE UNDER
	EXERCISE OF	OUTSTANDING	EQUITY COMPENSATION
	OUTSTANDING	OPTIONS,	PLANS
	OPTIONS,	WARRANTS AND	(EXCLUDING SECURITIES
	WARRANTS AND	RIGHTS	REFLECTED IN COLUMN
	RIGHTS		(a)

PLAN CATEGORY	(a)	(b)	(c)

Equity compensation
plans approved by
security holders	—	—	—

Equity compensation
plans not approved by
security holders (1)	—	—	—

Total	—	—	—

Employment Agreements

      The Company does not currently have employment agreements with any of its executive officers. Instead, our subsidiary, RGA, has entered into employment agreements with Messrs. Hall, Dahlberg, England and Nelson, John E. Rea, James A. Rea and Ms. Rawls. Those agreements are described below. It is our intent to negotiate new employment agreements between Invvision and each of Messrs. Hall, Dahlberg, England, Nelson, Rea and Rea and Ms. Rawls in addition to negotiating employment agreements with the remaining members of our executive management team. It is our intent to conclude these negotiations by the end of the third quarter of 2004.

      As of July 1, 2003, RGA entered into an employment agreement with John E. Rea, our Chief Executive Officer (the “John E. Rea Agreement”). The John E. Rea Agreement provides for an annual base salary of $10,000 per month, a transportation allowance of $1,000 per month, a health insurance allowance of up to $750 per month, participation in any savings and retirement plan and welfare benefit plans adopted by RGA and other standard provisions.

      As of July 1, 2003, RGA entered into an employment agreement with James A. Rea, our President and Chief Operating Officer (the “James A. Rea Agreement”). The James A. Rea Agreement provides for an annual base salary of $10,000 per month, a transportation allowance of $1,000 per month, a health insurance allowance of up to $750 per month, participation in any savings and retirement plan and welfare benefit plans adopted by RGA and other standard provisions.

      Effective as of May 4, 2004, RGA entered into an employment agreement with Bruce A. Hall, our Chief Financial Officer (the “Hall Agreement”). The Hall Agreement provides for an annual base salary of $10,000 per month, a transportation allowance of $500 per month, a health insurance allowance of up to $500 per month, participation in any savings and retirement plan and welfare benefit plans adopted by RGA and other standard provisions.

      Effective as of March 31, 2003, RGA entered into an employment agreement with Robert A. England, our Chief Technology Officer (the “England Agreement”). The England Agreement provides for an annual base salary of $6,667 per month, a transportation allowance of $500 per month, a health insurance allowance of up to $500 per month, participation in any savings and retirement plan and welfare benefit plans adopted by RGA and other standard provisions.

      As of February 23, 2004, RGA entered into an employment agreement with Richard S. Nelson, our Executive Vice President - Marketing (the “Nelson Agreement”). The Nelson Agreement provides for an annual base salary of $10,000 per month, a transportation allowance of $500 per month, a health insurance allowance of up to $500 per month, participation in any savings and retirement plan and welfare benefit plans adopted by RGA and other standard provisions.

     Effective as of September 22, 2003, RGA entered into an employment agreement with Evelyn M. Rawls, the President of RGIS (the “Rawls Agreement”). The Rawls Agreement provides for an annual base salary of $8,000 per month, a transportation allowance of $500 per month, a health insurance allowance of up to $500 per month, participation in any savings and retirement plan and welfare benefit plans adopted by RGA and other standard provisions.

Audit Committee Report

     Since the Audit Committee was not constituted until March 2004, the full Board has reviewed and discussed with management the Company’s financial statements as of and for the fiscal year ended December 30, 2003. The Board has discussed with the independent public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Board has received the written disclosures and a letter from the Company’s independent accountants, Turner, Stone & Company, L.L.P. (“Turner Stone”), required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with Turner Stone the issue of its independence from the Company.

     Based on its review of the audited financial statements and the various discussions noted above, the Board resolved that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Edward P. Rea
John E. Rea
James A. Rea
Michael E. Mayor
Michael A. Jenkins
Paul S. Johnson

Common Stock Performance Graph

     The following performance graph compares the performance of the Common Stock to the Russell 2000 Index and to a peer group of other public companies. The companies in the peer group index are: Arthur J. Gallagher & Co., Brown & Brown, Inc., Hilb Rogal & Hobbs Company, HUB International, Crawford & Company, Lindsey Morden Group and Fairfax Financial Holdings. This graph assumes the reinvestment of all dividends, if any, paid on such securities and an investment of $100 on June 12, 2000. There is no assurance that the Common Stock performance will continue in the future with the same or similar trends as depicted in the below graph.

Certain Relationships and Related Transactions

      In April 2001, Rea Capital entered into a Consulting Agreement (the “Rea Capital Consulting Agreement”) with us to provide business management and financial consulting services. The initial term of the Rea Capital Consulting Agreement was for a period of one year beginning on February 15, 2001. The Rea Capital Consulting Agreement provided for the payment by us of $20,000 per month plus reimbursement of service-related expenses. In June 2002, Rea Capital agreed to lower its monthly fee to $5,000 per month. The Rea Capital Consulting Agreement was terminated effective January 1, 2004. Rea Capital is wholly owned by Rea Brothers Limited, an Ontario, Canada corporation (“Rea Brothers”). Rea Brothers is wholly owned by Elga Rea, the wife of Edward P. Rea and the mother of James A. Rea and John E. Rea.

     On June 19, 2002, we issued 3,499,480 shares of Common Stock to Rea Capital in exchange for the cancellation of $350,000 in debt owed by us to Rea Capital under the Rea Capital Consulting Agreement. Through June 2002, we had borrowed $21,143 from Rea Capital and $50,565 from The Crafter’s Marketplace, Ltd. (“Crafters”), which is majority-owned by Rea Brothers, to cover working capital requirements. Our loans with Rea Capital and Crafters accrued interest at 8% and were due and repayable in June 2003. Rea Capital and Crafters agreed to accept 1,434,000 restricted shares of Common Stock in full satisfaction of this indebtedness. We issued these shares to Rea Capital and Crafters in June 2004.

     On August 29, 2002, we sold our wholly-owned subsidiary, Invvision Development, Inc. (“IDI”), to Larry Akins, one of our former directors and IDI’s President, in exchange for the cancellation of $72,150 owed to him personally and the assumption by Mr. Akins of all of the outstanding payables of IDI totaling $90,499. We have retained a 20% profit interest in several of IDI’s business opportunities. We recognized a $101,163 net loss on this disposition.

     In October 2003, we borrowed $54,000 on a short-term basis from Rea Brothers at 8% interest to cover our working capital requirements. This loan was due and repayable in January 2004. Rea Brothers agreed to accept 1,080,000 restricted shares of Common Stock, which were issued in January 2004, in full satisfaction of this indebtedness.

     In January 2004, RGA entered into a Consulting Agreement with Edward P. Rea pursuant to which we pay Mr. Rea $8,500 per month, plus a transportation allowance of $500 per month, in exchange for his services rendered to us.

      In January 2004, we purchased from Rea Brothers a tractor used in our operations. We obtained an appraisal of this equipment from an independent firm which appraised the equipment at $20,000. In exchange for this equipment, we issued to Rea Brothers 400,000 shares of Common Stock at a price of $0.05 per share.

Independent Public Accountants

      The Board previously appointed the certified public accounting firm of Turner Stone to audit the Company’s financial statements for the fiscal years ending December 31, 2002 and 2003. Turner Stone was dismissed as our certifying accountant on April 27, 2004. Effective April 28, 2004, the Board appointed the firm of Whitley Penn as the Company’s certifying accountant. There were no disagreements between the Company and Turner Stone on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the years ending December 31, 2002 and 2003 or through the interim period ended April 27, 2004, which was the date of the dismissal.

      The audit reports of Turner Stone on our financial statements as of and for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; however, they did contain an explanatory paragraph regarding the company’s ability to continue as a going concern.

      We have provided Turner Stone with a copy of the disclosures filed by us with the Securities and Exchange Commission (“SEC”) on May 4, 2004 on Form 8-K. In response, Turner Stone provided us with a letter, attached as Exhibit 16.1 to the Form 8-K, acknowledging its agreement with such disclosures.

      During the year ended December 31, 2003 and the subsequent interim periods, the Company did not consult with Whitley Penn regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     We anticipate that representatives of Whitley Penn will be present at the Meeting, may make a statement if they desire to do so and will be available to respond to appropriate questions concerning the Company’s financial statements. Representatives of Turner Stone will not be present at the Meeting.

      The following table presents fees for professional audit services rendered by Turner Stone for the audit of our financial statements for the fiscal years ended December 31, 2002 and December 31, 2003, and fees billed for other services rendered by Turner Stone during the respective periods.

Type of Fees	2002	2003

Audit Fees (1)	$25,435	$14,115
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
Financial Information Systems
Design and Implementation Fees	—	—
All Other Fees (4)	—	—

Total	$25,435	$14,115

(1)	Audit fees consist of services rendered for the audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide.

(2)	Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and services that generally only the auditor can reasonably be expected to provide.

(3)	Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees are for services other than those in the previous categories such as permitted corporate finance assistance and permitted advisory services.

     The Audit Committee has considered whether the provision of the services described under the captions, “Financial Information Systems Design and Implementation Fees” and “All Other Fees” is compatible with maintaining Turner Stone’s status as the Company’s independent auditors.

Changes in the Board

     In February 2004, Paul S. Johnson was appointed to serve as a member of the Board. In March 2004, Michael A. Jenkins and Michael E. Mayor were also appointed to serve as members of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10% of Common Stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us with respect to the fiscal year ended December 31, 2003, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors, officers and persons who own more than 10% of a registered class of our equity securities have been complied with, except for Mentors Group, Inc.’s failure to timely file a Form 3 to report its receipt of a warrant to purchase 2,000,000 shares of Common Stock.

Other Matters

     The Board does not know of any other matters that may come before the Meeting; however, if any other matters are properly presented to the Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their best judgment on such matters.

     The Company expects to hold the 2005 Meeting on or about August 18, 2005. A stockholder who intends to present a proposal at the 2005 Meeting of stockholders for inclusion in the Company’s 2005 proxy statement relating to that meeting must submit such proposal by March 28, 2005. For the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

     The Company’s Annual Report for the fiscal year ended December 31, 2003, is being furnished with this Proxy Statement and was filed on Form 10-KSB with the SEC on April 15, 2004.

Order of the Board of Directors

Edward P. Rea
Chairman of the Board of Directors

Dated: July 26, 2004

Appendix A

INVVISION CAPITAL, INC.
2004 OMNIBUS STOCK PLAN

  Purpose. The purpose of the Invvision Capital, Inc. 2004 Omnibus Stock Plan (the “Plan”) is to promote the interests of the Company and its shareholders by providing key personnel of the Company and its Affiliates with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of performance and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The Plan is also intended to provide Outside Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors, consultants and advisors for their contribution to the Company and to aid in attracting and retaining Outside Directors and qualified consultants and advisors.

  Definitions. The capitalized terms used elsewhere in the Plan have the meanings set forth below. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

    “Affiliate” means any corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Sections 424(e) and (f), or any successor provisions.

    “Agreement” means a written contract consistent with the terms of the Plan entered into between the Company or an Affiliate and a Participant and containing the terms and conditions of an Award. Each Agreement, together with all amendments thereto, will be in such form as the Committee approves from time to time. Any amendments to an Agreement may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required as a matter of law.

    “Award” or “Awards” means a grant made under the Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

    “Board” means the Board of Directors of the Company.

    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.

    “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3.1 of the Plan and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code Section 162(m).

    “Company” means Invvision Capital, Inc., a Nevada corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

    “Effective Date” means the date specified in Section 12(a) of the Plan.

    “Employee” means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

    “Event” means any of the following:

      The acquisition by any individual, entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 30% or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of the Board (the “Outstanding Company Voting Securities”). Notwithstanding the foregoing sentence, the following acquisitions will not constitute an Event:

        any acquisition of common stock or voting securities of the Company directly from the Company,

        any acquisition of common stock or voting securities of the Company by the Company or any of its wholly owned Subsidiaries,

        any acquisition of common stock or voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or any acquisition by any corporation with respect to which, immediately following such acquisition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such acquisition in substantially the same proportions as was their ownership, immediately before such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

      Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. However, any individual becoming a director of the Board after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest.

      Approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately before such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

      Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such sale or other disposition in substantially the same proportion as was their ownership, immediately before such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

      Notwithstanding the above, an Event shall not be deemed to occur with respect to a recipient of an Award if the acquisition of the 30% or greater interest referred to in Section 2(j)(1) is by a group, acting in concert, that includes that recipient of an Award or if at least 30% of the then-outstanding common stock or combined voting power of the then-outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in Section 2(j)(3) or (4) by a group, acting in concert, that includes that recipient of an Award.

    “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.

    “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect from time to time, or any successor regulation.

    “Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan:

      the closing sale price of a Share on the date of grant, or, if no sale of Shares occurred on that date, on the next preceding day on which a sale of Shares occurred:

        on the composite tape for New York Stock Exchange listed shares; or

        if the Shares are not quoted on the composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed; or

        if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotations National Market System or any system then in use; or

      if clause 2(m)(1) is inapplicable, the mean between the closing “bid” and the closing “asked” quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use; or

      if clauses 2(m)(1) and 2(m)(2) are inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it deems appropriate, in its sole discretion, for valuation.

      However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this Section 2(m) to the “date immediately preceding that date” will be deemed to be references to “that date.” In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value will be determined in accordance with those regulations. The determination of Fair Market Value is subject to adjustment as provided in Section 16.

    “Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

    “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

    “Insider” as of a particular date means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(t) or its successor provision.

    “Non-Employee Director” means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).

    “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

    “Option” means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

    “Outside Director” means a director who is not an Employee.

    “Participant” means a person or entity to whom an Award is or has been made in accordance with the Plan.

    “Performance Cycle” means the period of time as specified in an Agreement over which Performance Units are to be earned.

    “Performance Units” means an Award made pursuant to Section 11 of the Plan.

    “Plan” means this Invvision Capital, Inc. 2004 Omnibus Stock Plan, as may be amended and in effect from time to time.

    “Restricted Stock” means Stock granted under Section 7 of the Plan so long as such Stock remains subject to one or more restrictions.

    “Section 16” or “Section 16(b)” means Section 16 or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

    “Share” means a share of Stock.

    “Stock” means the Common Stock, par value $.0001 per share, of the Company.

    “Stock Appreciation Right” means a right, the value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Section 10 of the Plan.

    “Subsidiary” means a “subsidiary corporation,” as that term is defined in Code Section 424(f) or any successor provision.

    “Successor” with respect to a Participant means the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and Shares issuable in satisfaction of an Award in the event of the Participant’s death.

    “Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

    “Transferee” means any member of the Participant’s immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

  Administration and Indemnification.

    Administration.

      The Committee will administer the Plan. The Committee has exclusive power to (A) make Awards, (B) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and (C) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award will be subject to an Agreement authorized by the Committee. A majority of the members of the Committee constitutes a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee will be the acts of the Committee. Notwithstanding the foregoing, the Board has the sole and exclusive power to administer the Plan with respect to Awards granted to Outside Directors and, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action will control.

      Solely for purposes of determining and administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

      To the extent within its discretion and subject to Sections 15 and 16 of the Plan, other than price, the Committee may amend the terms and conditions of any outstanding Award.

      It is the intent that the Plan and all Awards granted under it will be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(a)(4), that provision to the extent possible will be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining conflict with this intent, the provision will be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

      The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee are final and binding on all parties with an interest therein. Consistent with its terms, the Committee has the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee has discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

    Indemnification. The Company will indemnify each person who is or was a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan. The Company’s indemnification obligations under this Section 3(b) will be subject to applicable law and any limitations imposed under the Company’s charter documents. The Company will indemnify each such person against and from any liability that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan, so long as such person gives the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. This right of indemnification will not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  Shares Available under the Plan.

    The number of Shares available for distribution under the Plan will not exceed 30,000,000 (subject to adjustment under Section 16).

    Any Shares awarded under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan. This includes any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award, or any Award settled in cash in lieu of Shares. However, Shares with respect to which a Stock Appreciation Right has been exercised, whether paid in cash or in Shares, may not again be awarded under the Plan.

    For the purposes of computing the total number of Shares granted under the Plan, the following rules apply to Awards payable in Shares where appropriate:

      each Option is deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

      an Award other than an Option payable in some other security is deemed to be equal to the number of Shares to which it relates;

      where the number of Shares available under the Award is variable on the date it is granted, the Award is deemed to be equal to the maximum number of Shares that could be received under that particular Award;

      where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award is deemed to be the equivalent of the maximum number of Shares available under the largest single Award; and

      additional rules for determining the number of Shares granted under the Plan may be made by the Committee as it deems necessary or desirable.

    No fractional Shares may be issued under the Plan. Instead, cash will be paid in lieu of any fractional Share in settlement of an Award.

    The maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Options and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 500,000.

  Eligibility. Participation in the Plan is limited to Employees and to individuals or entities who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees. References herein to “employed,” “employment” or similar terms (except “Employee”) include the providing of services in any capacity or as a director or director emeritus. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, will be deemed a termination of employment for purposes of the Plan.

  General Terms of Awards.

    Amount of Award. Each Agreement will set forth the number of Shares of Restricted Stock, Stock or Performance Units subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

    Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, will set forth the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award or the Performance Cycle for the Performance Units, as the case may be. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as may be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of an Event or in the event of the Participant’s death or retirement. Acceleration of the Performance Cycle of the Performance Units will be subject to Section 11(b).

    Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant’s legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant’s death or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder. Any attempted transfer in violation of this Section 6(c) will be of no effect. Notwithstanding the prior two sentences, the Committee, in an Agreement or otherwise at its discretion, may provide that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee will continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death, disability or termination of employment of a Participant, the references to “Participant” mean the original grantee of an Award and not any Transferee.

    Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, in case of a Participant’s termination of employment, the following provisions will apply:

      Options and Stock Appreciation Rights.

        If a Participant’s employment or other relationship with the Company and its Affiliates terminates because of the Participant’s death, then any Option or Stock Appreciation Right that has not expired or been terminated will remain exercisable for one year after Participant’s death, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to Participant’s death.

        If a Participant’s employment or other relationship with the Company and its Affiliates terminates because the Participant is disabled (within the meaning of Section 22(e)(3) of the Code), then any Option or Stock Appreciation Right that has not expired or been terminated will remain exercisable for one year after Participant’s termination of employment resulting from Participant’s disability, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant’s termination of employment resulting from Participant’s disability.

        If a Participant’s employment terminates for any reason other than death or disability, then any Option or Stock Appreciation Right that has not expired or been terminated will remain exercisable for three months after termination of the Participant’s employment or Participant’s cessation of service as an Outside Director or director emeritus, whichever occurs later, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant’s termination of employment or ceasing to be an Outside Director or director emeritus.

        Notwithstanding Sections 6(d)(l)(A), (B) and (C), in no event will an Option or a Stock Appreciation Right be exercisable after the expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in Sections 6(d)(1)(A), (B) and (C), except as otherwise provided by the Committee in the Agreement, will terminate as of the end of the periods described in such Sections.

      Performance Units. If a Participant’s employment or other relationship with the Company and its Affiliates terminates during a Performance Cycle because of death or disability, or under other circumstances provided by the Committee in its discretion, the Participant, unless the Committee otherwise provides in the Agreement, will be entitled to a payment with respect to the Performance Units at the end of the Performance Cycle based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Cycle) and prorated for the portion of the Performance Cycle during which the Participant was employed by the Company or its Affiliates. Except as provided in this Section 6(d)(2) or in the Agreement, if a Participant’s employment or other relationship with the Company and its Affiliates terminates during a Performance Cycle, then such Participant will not be entitled to any payment with respect to that Performance Cycle.

      Restricted Stock Awards. Unless otherwise provided in the Agreement, in case of a Participant’s death or disability, the Participant will be entitled to receive a number of Shares of Restricted Stock under outstanding Awards that has been prorated for the portion of the Term of the Awards during which the Participant was employed by the Company and its Affiliates, and, with respect to such Shares, all restrictions will lapse. Any Shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence will terminate at the date of the Participant’s termination of employment and such Shares of Restricted Stock will be forfeited to the Company.

    Rights as Shareholder. A Participant will have no rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

  Restricted Stock Awards.

    An Award of Restricted Stock under the Plan will consist of Shares subject to restrictions on transfer and conditions of forfeiture, each of which will be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

    Except as otherwise provided in the applicable Agreement, each Stock certificate issued with respect to an Award of Restricted Stock will either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as may be provided for in the applicable Agreement.

    The Agreement will describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock will lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions will be issued to the Participant or a Successor or Transferee.

    A Participant or a Transferee with a Restricted Stock Award will have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

    No more than 15,000,000 of the total number of Shares available for Awards under the Plan will be issued during the term of the Plan as Restricted Stock. This limitation will be calculated in accordance with the applicable provisions of Sections 4 and 16.

  Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, will determine the terms and conditions of such Awards, so long as such terms and conditions are not inconsistent with this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. No more than 7,500,000 of the total number of Shares available for Awards under the Plan may be issued during the term of the Plan in the form of Stock without restrictions.

  Stock Options.

    Terms Applicable to All Options.

      Each Option will be granted under an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option The purchase price of each Share subject to an Option will be determined by the Committee and set forth in the Agreement, but can not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Sections 9(b) and 19 or as otherwise determined by the Committee in its discretion).

      The purchase price of the Shares with respect to which an Option is exercised must be paid in full at the time of exercise, except that the Agreement may permit a Participant to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price must be paid in cash, by delivery or tender of Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased under the Option, or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted. Notwithstanding the foregoing two sentences, a Participant exercising a stock option will not be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have an adverse financial accounting consequence for the Company.

      The Committee may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option (“Reload Option”). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Shares that have been owned by the Participant for at least the preceding 180 days.

      Each Option is exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary in this Plan and except as otherwise provided in an Agreement, all Options granted to Employees will vest and become exercisable in full upon the occurrence of an Event. In no event will any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it will be deemed to have lapsed or terminated.

    Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

      the purchase price of each Share subject to an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share as of the date the Incentive Stock Option is granted if this limitation is necessary to qualify the Option as an Incentive Stock Option (except as provided in Section 19);

      the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) will not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent any Option granted to a Participant exceeds this limit the Option will be treated as a Non-Statutory Stock Option;

      an Incentive Stock Option is not exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

      the Agreement covering an Incentive Stock Option will contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option; and

      notwithstanding any other provision of the Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless:

        the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant; and

        that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

    Outside Directors’ Options.

      Annual Outside Director Option Grants. So long as there are a sufficient number of Shares available for issuance under the Plan, for the Annual Meeting of Shareholders to be held on August 23, 2004 and for each Annual Meeting of Shareholders thereafter during the term of this Plan, each Outside Director serving as an Outside Director of the Company immediately following the Annual Meeting will be granted, by virtue of serving as an Outside Director of the Company, a Non Statutory Stock Option to purchase 20,000 Shares or such other amount as may be established from time to time by the Board, but in no event to exceed 50,000 Shares (an “Annual Outside Director Option”). Each Annual Outside Director Option will be deemed to be granted to each Outside Director immediately after an Annual Meeting.

      Termination of Annual Outside Directors’ Options. Each Outside Director Option and all rights to purchase Shares thereunder will terminate on the earliest of:

        ten years after the date that the Outside Director Option was granted or such other time period specified in the Agreement;

        the expiration of the period specified in the Agreement after the death or permanent disability of an Outside Director; or

        ninety days after the date the Outside Director ceases to be a director of the Company; however, the option will only be exercisable during this 90-day period the extent it was exercisable as of the date the person ceases to be an Outside Director unless the cessation results from the director’s death or permanent disability. Notwithstanding the preceding sentence, if an Outside Director who resigns or whose term expires then becomes a consultant or Employee of the Company within ninety days of such resignation or term expiration, the Outside Director Options of such person will continue in full force and effect.

      Non-Exclusivity of Section 9(c). The provisions of this Section 9(c) are not intended to be exclusive; the Committee, in its discretion, may grant Options or other Awards to an Outside Director.

    Stock Appreciation Rights. An Award of a Stock Appreciation Right entitles the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (a) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right or as otherwise determined under Section 17(b)(2), over (B) a specified price that is not less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right will be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it will be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee will be made at such time or times as provided in the Agreement in the form of cash, Shares or a combination of cash and Shares (as determined by the Committee). The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

    Performance Units.

      Initial Award.

        An Award of Performance Units under the Plan entitles the Participant or a Successor or Transferee to future payments of cash, Shares or a combination of cash and Shares, as determined by the Committee, based upon the achievement of pre-established performance targets. These performance targets may, but need not, include, without limitation, targets relating to one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes); earnings before interest, taxes, depreciation and amortization; net earnings or net earnings per share (profit after taxes); inventory, total or net operating asset turnover; accounts receivable (measured in terms of days sales outstanding); operating expenses; operating profit; total shareholder return; return on equity; pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis; profit before taxes or profit after taxes less the Company’s cost of capital; or sales growth. Any such targets may relate to one or any combination of two or more of corporate division, a group’s, unit’s, Affiliate’s or an individual’s performance. The Agreement may establish that a portion of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement will also provide for the timing of the payment.

        Following the conclusion or acceleration of each Performance Cycle, the Committee will determine, with respect to an Award of Performance Units, the extent to which:

          performance targets have been attained;

          any other terms and conditions with respect to an Award relating to the Performance Cycle have been satisfied; and

          payment is due.

      Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon the occurrence of certain events. Examples of such events include, without limitation, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant’s title or employment responsibilities, the Participant’s death or retirement or, with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

    Effective Date and Duration of the Plan.

      Effective Date. Upon its adoption by the Board, the Plan will be submitted for approval by the shareholders of the Company and will only be effective as of the date of such approval.

      Duration of the Plan. The Plan will remain in effect until the earlier of the date that all Stock subject to it is distributed, all Awards have expired or lapsed, the Plan is terminated under Section 15, or the tenth anniversary of the Effective Date (the “Termination Date”). Notwithstanding the foregoing sentence, any Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option can be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award will be considered the date and time at which the Award is made or granted.

    Plan does not Affect Employment Status.

      Status as an eligible Employee will not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

      Nothing in the Plan or in any Agreement or related documents confers upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person’s compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

    Tax Withholding. The Company may withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company may also require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may, in its sole discretion, permit the individual to cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

    Amendment, Modification and Termination of the Plan.

      The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements to the extent not prohibited by law.

      No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 16 of the Plan does not adversely affect these rights.

    Adjustment for Changes in Capitalization.

      Subject to any required action by the Company’s shareholders, the Committee, in its sole discretion, has the right to make adjustments, so as to prevent enlargement of rights or inappropriate dilution, to any or all of the following provisions of any outstanding Awards upon the occurrence of any of the events listed in Section 16(b):

        the aggregate number and type of Shares available for Awards under the Plan;

        the limitations on the number of Shares that may be issued to an individual Participant as an Option or a Stock Appreciation Right in any calendar year or that may be issued in the form of Restricted Stock or Shares without restrictions;

        the number and type of Shares and amount of cash subject to Awards then outstanding; and

        the Option price as to any outstanding Options

      The Committee may make the adjustments referred to in Section 16(a) to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 17), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change.

      Any fractional Shares resulting from an adjustment under Section 16(a) will be rounded to the nearest whole Share.

    Fundamental Change.

      In the event of a proposed Fundamental Change, the Committee must either:

        if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

        at least ten days before the occurrence of the Fundamental Change, declare (and provide written notice to each holder of an Option or Stock Appreciation Right of such declaration), that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, will be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, of cash in the amount set forth in Section 17(b).

      The amount of any cash payment under Section 17(a)(2) will be equal to:

        for each Share covered by a canceled Option, the amount, if any, by which the Fair Market Value (as defined in Section 17(f)) per Share exceeds the exercise price per Share covered by such Option; or

        for each Stock Appreciation Right, the price determined under Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right (as that term is used in Section 10(a)), will be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated as set forth in Section 17(f).

      At the time of any declaration under Section 17(a)(2), each Option and Stock Appreciation Right will immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right will have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be.

      In the event of a declaration under Section 17(a)(2), each outstanding Option and Stock Appreciation Right that has not have been exercised before the Fundamental Change will be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration.

      No person holding an Option or a Stock Appreciation Right will be entitled to the payment provided for in this Section 17 if such Option or Stock Appreciation Right terminated, expired or was cancelled prior to the date of any Fundamental Change in accordance with its terms.

      For purposes of this Section 17 only, “Fair Market Value” per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

      Any cash payment required to be made under Section 17(a)(2) must be made within ten days after the Fundamental Change.

    Forfeitures.

      An Agreement may provide that if a Participant has received or is entitled to payment of cash, delivery of Shares, or a combination thereof under an Award within six months before the Participant’s termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash or Shares received with respect to the Award in the event of certain occurrences specified in the Agreement. In lieu of forfeiting Shares, a Participant may return or forfeit to the Company the economic value of such Shares determined as of:

        the date of the exercise of Options or Stock Appreciation Rights;

        the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions; or

        the date on which the right of the Participant to payment with respect to Performance Units vests, as the case may be.

      The Committee’s right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Participant’s termination of employment with the Company and its Affiliates. The occurrences may, but need not, include competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies of the Company or Affiliate or any other occurrence specified in the Agreement within the period or periods of time specified in the Agreement.

    Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other award granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Board, at the time of the grant, deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

    Unfunded Plan. The Plan is unfunded and the Company is not required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors will be deemed to be a trustee of any amounts to be paid under the Plan nor will anything contained in the Plan or any action taken under its provisions create or be construed to create a fiduciary relationship between the Company or its Affiliates and a Participant, Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, such right will be no greater than the right of an unsecured general creditor of the Company.

    Limits of Liability.

      Any liability of the Company to any Participant with respect to an Award will be based solely upon contractual obligations created by the Plan and the applicable Agreement.

      Except as may be required by law, neither the Company nor any member of the Board or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, will have any liability to any party for any action taken, or not taken, in good faith under the Plan.

    Compliance with Applicable Legal Requirements. No certificate for Shares distributable under the Plan will be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed.

    Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

    Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made under the Plan will not be considered part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and will not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

    Beneficiary upon Participant’s Death. To the extent that the transfer of a Participant’s Award at his or her death is permitted under an Agreement, a Participant’s Award will be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

    Change-in-Control Payments.

      Notwithstanding Section 17, if any Award, either alone or together with other payments in the nature of compensation to a Participant that are contingent on a change in the ownership or effective control of the Company or a substantial portion of the assets of the Company, would result in any portion thereof being subject to an excise tax imposed under Code Section 4999, or any successor provision, or would not be deductible in whole or in part by the Company, an affiliate of the Company (as defined in Code Section 1504, or any successor provision), or other person making such payments as a result of Code Section 280G, or any successor provision, then such Award and such other benefits and payments will be reduced (but not below zero) to the largest aggregate amount as will result in no portion thereof being subject to such an excise tax or being not so deductible.

      For purposes of Section 26(a):

        no portion of payments the receipt or enjoyment of which a Participant will have effectively waived in writing before the date of distribution of an Award will be taken into account; and

        the value of any non-cash benefit or any deferred payment or benefit included in such payment will be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4) or any successor provisions.

      Any Award not paid as a result of this Section 26 or reduced to zero as a result of the limitations imposed hereby, will remain outstanding in full force and effect in accordance with the other terms and provisions of this Plan.

    Requirements of Law.

      To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken in accordance with the Plan will be governed by the laws of the State of Nevada without regard to its conflicts-of-law principles and will be construed accordingly.

      If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not effect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

Appendix B

Invvision Capital, Inc.

Audit Committee Charter

Summary

This is the charter for the Audit Committee (the “Committee”) of Invvision Capital, Inc., a Nevada corporation (the “Company”). This charter will set forth the purpose, duties, and responsibilities of the Committee.

Purpose

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, and others relating to the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. For example, among other powers, the Committee possesses the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The Company shall provide for appropriate funding, as determined by the Committee, for the work of the Committee generally and for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, the work of the Committee and to any independent counsel or other advisers engaged by the Committee.

Organization

Each member of the Committee shall be a member of, and shall be appointed by, the Board of Directors. The Committee shall comprise at least two directors, each of whom is “independent” of management and the Company, as that term is defined by applicable laws and regulations, including, without limitation, Section 10A(m) of the U.S. Securities Exchange Act of 1934, as amended (Section 301 of the U.S. Sarbanes-Oxley Act of 2002). The members of the Committee shall also meet the independence requirements of the stock exchanges on which the Company’s securities are listed for trading.

All Committee members shall be financially literate. At least one member shall be an “Audit Committee Financial Expert” as defined by Securities and Exchange Commission (“SEC”) Release No. 33-8177; provided, however, that if no member of the Committee is eligible to be designated as an Audit Committee Financial Expert, the Committee (1) may determine to continue to conduct its business on a temporary and exceptional basis without an Audit Committee Financial Expert, (2) shall use its reasonable best efforts, in consultation with the full Board of Directors, to add an Audit Committee Financial Expert to the Committee, (3) shall use its reasonable best efforts to engage such advisers as it may determine to be necessary in the absence of an Audit Committee Financial Expert on the Committee, and (4) shall assist the Company is preparing appropriate disclosure as required under applicable SEC regulations.

Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors, and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Company or any of its subsidiaries or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or counsel or advisers to, the Committee.

Duties and Responsibilities

Delineation of responsibilities. The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles (“GAAP”). Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

Flexible, pragmatic approach. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

Specific Duties. The following shall be the principal duties and responsibilities of the Committee, though the Committee may supplement this list as appropriate:

1.      Independent Auditors

The Committee shall be directly responsible for the appointment, termination, and replacement (subject, if applicable, to stockholder ratification), the compensation, and the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

  the firm’s internal quality control procedures;
  any material issues raised by the most recent internal quality control review, or peerreview, of the firm, or by any inquiry or investigation by governmental or professionalauthorities, within the preceding five years, respecting one or more independent auditscarried out by the firm, and any steps taken to deal with any such issues; and
  all relationships between the independent auditor and the Company (to assess theauditor’s independence).

In addition, the Committee shall set clear hiring policies that address the circumstances under which the Company may hire employees or former employees of the independent auditors of the Company. These policies shall meet all applicable laws, regulations, and stock exchange listing standards.

2.      Plan of Audit

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

3.      Internal Controls

The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk and legal and ethical compliance programs. The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

4.	Review of Quarterly Reports

The Committee shall review with management and the independent auditors the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, Report of Management, or comparable disclosure to be included in the Company’s quarterly report on Form 10-Q prior to the filing of each of the Company’s quarterly reports as may be required under applicable laws or regulation or the rules and regulations of the stock exchanges on which the Company’s securities are listed for trading. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

5.	Review of Annual Reports

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, Operating and Financial Review and Prospects, Report of Management, or comparable disclosure to be included in the Company’s annual report on Form 10-K prior to the filing of each of the Company’s annual reports as may be required under applicable laws or regulation or the rules and regulations of the stock exchanges on which the Company’s securities are listed for trading, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss with the independent auditors the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

6.	Review and Discussion Matters

Without limiting the scope of the Committee’s review, with respect to each review of a quarterly report or annual report, the review and discussion matters shall include, and the Committee shall otherwise receive regular reports from the independent auditors on, the following:

All critical accounting policies and practices to be used.

All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, management’s position on the treatment, and the treatment preferred by the independent auditor.

Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Earnings Releases

The Committee shall review and discuss quarterly and annual earnings press releases, including the use of pro forma or other non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Regulatory and Accounting Initiatives

The Committee shall discuss with management and the independent auditors the effect on the Company of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, reflected in the Company’s financial statements or affecting its financial condition or results of operations.

7.	Risk Assessment and Management

The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Procedures for Reviewing Complaints

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall be the body to whom corporate attorneys’ reports are directed to the extent they suggest evidence of violations of securities laws or breaches of fiduciary duty.

9.	Reports

The Committee shall review with management and the independent auditors any disclosure by the Company with respect to the Committee’s policies and procedures and/or the fees paid by the Company for audit and non-audit services to the independent auditors to the extent required under applicable laws or regulation or the rules and regulations of the stock exchanges on which the Company’s securities are listed for trading.

The Committee shall prepare a report to be included in the Company’s annual proxy statement or annual report if required under applicable laws or regulation or the rules and regulations of the stock exchanges on which the Company’s securities are listed for trading.

10.	Review of Committee and Charter

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. The Committee shall also review and reassess the charter at least annually, and shall submit to the full Board of Directors any amendments suggested by the Committee.

INVVISION CAPITAL, INC. PROXY CARD

     The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Invvision Capital, Inc. (the “Company”) to be held at the offices of Gardere Wynne Sewell LLP, on August 18, 2004, at 2:00 p.m., Central Daylight Savings Time, and the Proxy Statement in connection therewith; and (ii) appoints Michael A. Jenkins and Paul S. Johnson, and each of them, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his or her proxy be voted as follows:

(a)	To elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

[ ] FOR ALL
[ ] AGAINST ALL
[ ] FOR ALL, EXCEPT VOTE WITHHELD FOR THE FOLLOWING:

(b)	To approve an amendment to the Company’s Articles of Incorporation changing the Company’s name from “Invvision Capital, Inc.” to “RG America, Inc.”

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(c)	To approve a reverse stock split of the issued and outstanding shares of the Company’s Common Stock by a ratio of between one-for-two and one-for-six, inclusive, to be made at the sole discretion of the Board of Directors;

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(d)	To approve the Company’s 2004 Omnibus Stock Plan;

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(e)	To ratify and approve the appointment of Whitley Penn as the independent auditors of the Company for the fiscal year ending December 31, 2004.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

(f)	To transact such other business as may properly come before the meeting or any adjournment thereof.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Signature: _______________________ Printed Name: __________________________ Dated: ________________

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please complete, date, sign and mail this Proxy in the enclosed envelope. No postage is required if mailed in the United States.